                                                                      EXHIBIT 24

                                POWER OF ATTORNEY

                                 PNC BANK CORP.
           ANNUAL REPORT ON FORM 10-K FOR YEAR ENDED DECEMBER 31, 1998

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned Directors and/or Officers of PNC Bank Corp. (the "Corporation"), a Pennsylvania corporation, hereby names, constitutes and appoints Walter E. Gregg, Jr., Thomas R. Moore and Kathleen Clover, or each of them, with full power of substitution, such person's true and lawful attorney-in-fact and agent to execute in such person's name, place and stead, in any and all capacities, the Corporation's Annual Report on Form 10-K for the year ended December 31, 1998.

And such persons hereby ratify and confirm all that any said attorney or attorney-in-fact, or any substitute, shall lawfully do or cause to be done by virtue hereof.

Witness the due execution hereof by the following persons in the capacities indicated as of this 18th day of February, 1999.

    Name/Signature                                            Capacity
    ---------------------------------------                   -------------------------------------------

    /s/ Thomas H. O'Brien                                     Chairman, Chief Executive Officer
    ---------------------------------------                     and Director
    Thomas H. O'Brien

    /s/ Paul W. Chellgren                                     Director
    ---------------------------------------
    Paul W. Chellgren

    /s/ Robert N. Clay                                        Director
    ---------------------------------------
    Robert N. Clay

    /s/ George A. Davidson, Jr.                               Director
    ---------------------------------------
    George A. Davidson, Jr.

    /s/ David F. Girard-diCarlo                               Director
    ---------------------------------------
    David F. Girard-diCarlo

    /s/ Walter E. Gregg, Jr.                                  Senior Executive Vice President, Finance and
    ---------------------------------------                     Administration and Director
    Walter E. Gregg, Jr.

    /s/ William R. Johnson                                    Director
    ---------------------------------------
    William R. Johnson

    /s/ Bruce C. Lindsay                                      Director
    ---------------------------------------
    Bruce C. Lindsay

    /s/ W. Craig McClelland                                   Director
    ---------------------------------------
    W. Craig McClelland

    /s/ Jane G. Pepper                                        Director
    ---------------------------------------
    Jane G. Pepper

    /s/ Jackson H. Randolph                                   Director
    ---------------------------------------
    Jackson H. Randolph



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

    /s/ James E. Rohr                                         President, Chief Operating Officer
    ---------------------------------------                     and Director
    James E. Rohr

    /s/ Roderic H. Ross                                       Director
    ---------------------------------------
    Roderic H. Ross

    /s/ Richard P. Simmons                                    Director
    ---------------------------------------
    Richard P. Simmons

    /s/ Thomas J. Usher                                       Director
    ---------------------------------------
    Thomas J. Usher

    /s/ Milton A. Washington                                  Director
    ---------------------------------------
    Milton A. Washington

    /s/ Helge H. Wehmeier                                     Director
    ---------------------------------------
    Helge H. Wehmeier